                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 18, 2003, relating to the financial statements and financial statement schedule of ViaSat, Inc., which appears in ViaSat, Inc.'s Annual Report on Form 10-K for the year ended March 31, 2003.

                                   By: /s/ PricewaterhouseCoopers LLP

San Diego, California
October 24, 2003